1 Speakers: Donald E. Morel, Jr. Chairman Eric M. Green Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. First-Quarter 2015 Analyst Conference Call 9 a.m. Eastern Time, April 30, 2015 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate on the call please dial: 877-930-8295 (U.S.) 253-336-8738 (International). The conference ID is 27364666. An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, May 7, 2015, by dialing: 855-859-2056 (U.S.) or 404-537-3406 (International) The conference ID 27364666. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2015 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information.

3 First-Quarter 2015 Summary Results $ millions, except earnings per-share (EPS) data ($ millions, except per-share data) Three Months Ended March 31, 2015 2014 Reported Net Sales $ 335.9 $ 346.8 Net Sales at Constant Currency(1) $ 369.4 $ 346.8 Gross Profit Margin 32.7% 30.7% Operating Profit $ 47.8 $ 39.3 Diluted EPS $ 0.45 $ 0.38 (1) Net sales at constant currency is a Non-GAAP measurement. See slides 13 and 14 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis.

4 First-Quarter Operating Results Sales comparisons to 2014 are at constant currency • Growth in high-value components and proprietary devices • Pharmaceutical Packaging Systems sales grew 7.7%  High-value product sales grew 19.4%  FluroTec®, Westar® and Daikyo RSV® products • Pharmaceutical Delivery Systems sales grew 3.3% • Proprietary product sales grew 12.1% • Comprise 24.3% of segment sales • Led by administration systems and development revenues • Contract manufacturing revenues also higher • Gross profit 3.1% higher  High-value product growth yields a richer sales mix products  Gross margin improved 200 basis points • Operating profit improved 21.6% on product mix, cost containment Daikyo RSV® is a registered trademark of Daikyo Seiko Ltd.

Expansion and Product Development

West
By your side
for a healthier world™

- **High-Value Products:**
  - Validation of Kinston NC capacity high-value products capacity expected Q3
  - Variety of NovaPure® product offerings to grow
- **Capacity expansion:**
  - Waterford, Ireland – plans approved by local authorities, land preparation complete
  - Dublin, Ireland – expanding to meet contract manufacturing opportunities
- **Proprietary delivery systems:**
  - SmartDose® development:
    - Adding second production facility in Scottsdale AZ in 2015
    - Includes CZ cartridge capacity
  - Daikyo CZ® products:
    - Expect approvals for customers' use of CZ vial in mid-2015

SmartDose® is a registered trademark of Medimop Medical Projects Ltd., a subsidiary of West Pharmaceutical Services, Inc.

Daikyo CZ® is a registered trademark of Daikyo Seiko, Ltd.

5

6 2015 and Long-Term Outlook 2015 Guidance(2)  PPS backlog has grown  Anticipate organic growth of 6% to 8% in net sales at constant currency  Currency expected to adversely impact growth by 7% - 9%  PPS: HVP expected to grow in 8% to 12% at constant currency  PDS: Proprietary products expected to grow 10% to 15% at constant currency • Sales growth expected to be driven by customers’ pre-commercial use  Adjusted diluted EPS(2) estimate in the range of $1.69 to $1.84 • Expected comparative impact of currency: $0.23 to $0.25 Long-term Outlook  Underlying markets and drivers remain attractive • Anticipate new and pending drug and bio product approvals/categories • West’s HVPs are winning new product opportunities • No fundamental change in plan or outlook (2) Adjusted diluted EPS is a Non-GAAP measurement. See discussions under the headings “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release and “Notes to Non-GAAP Financial Measures”, slide 13 for an explanation and reconciliation of these items.. Further detail on financial guidance can be found on slide 12.

7 Change in Consolidated Sales First-Quarter 2014 to 2015 ($ millions) $335.9 $33.5 $2.2 $21.5 $3.3 $346.8 2014 Volume & Mix Sales Price Currency Disposition 2015

8 Change in Consolidated Gross Profit Margin % First-Quarter 2014 to 2015 32.7% 1.0% 0.3% 2.6% 0.7% 30.7% 2015 2014

9 Change in SG&A Costs First-Quarter 2014 to 2015 ($ millions) $55.2 $2.9 $0.5 $0.5 $2.2 $0.4 $0.1 $56.4

10 Cash Flow Metrics ($ millions) Three Months Ended March 31, 2015 2014 Depreciation and amortization $22.0 $21.8 Operating cash flow ($1.9) $8.8 Capital expenditures $30.4 $31.7

11 Summary Balance Sheet Information ($ millions) † Net Debt and Total Invested Capital are Non-GAAP measures. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. As of March 31, 2015 As of December 31, 2014 Cash and Cash Equivalents $207.1 $255.3 Debt $330.7 $336.7 Equity $941.1 $956.9 Net Debt to Total Invested Capital† 11.6% 7.8% Working Capital $328.5 $406.8

12 2015 Full-year Financial Guidance ($ millions, except EPS) Estimated 2015 Revenue(3) Estimated Gross Profit %(1) Pharmaceutical Packaging Systems Segment $990 - $1,010 37.1% to 37.6% Pharmaceutical Delivery Systems Segment $405 - $415 19.5% to 20.0% Consolidated $1,395 - $1,425 32.0% - 32.5 % Capital Spending $145 - $160 Adjusted diluted EPS(3) $1.69 to $1.84 per share (3) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.08 for the remainder of 2015. Actual results will vary as a result of variability of exchange rates, among other items. See “Financial Guidance” in today’s press release.

13 Notes to Non-GAAP Financial Measures For additional details, please see today’s press release and Safe Harbor Statement. Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Net sales at constant currency  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.

14 Notes to Non-GAAP Financial Measures(1) RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) (3) See “Notes to Non-GAAP Financial Measures” (Slide 13), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Three-months ended March 31, 2015 PPS PDS Eliminations Total Reported net sales (GAAP) $242.5 $93.5 ($0.1) $335.9 Effect of changes in currency translation rates 29.9 3.6 - 33.5 Net sales at constant currency (Non-GAAP)(3) $272.4 $97.1 ($0.1) $369.4 WEST PHARMACEUTICAL SERVICES RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) (in millions, except per share data) Reconciliation of Net Sales to Net Sales at Constant Currency